Exhibit 10.6

Debt/Equity Conversion Agreement

THIS AGREEMENT, dated as of January 9 2019, between mPhase Technologies, Inc. , a New Jersey corporation, having an address at 688 New Dorp Lane, Staten Island, New York 10306-4933 ( “Debtor”) and the following persons (each individually a “Lender” and collectively, the “Lenders”) having the following addresses:

1.	Eagle Strategic Advisers LLC at 5624 17th Avenue, Brooklyn, New York 10204

2.	Martin Smiley at 12 Sycamore Drive, Westport Connecticut 06880

3.	Ronald Durando at 43 Alexander Avenue, Nutley, New Jersey 07110

4.	Gustave Dotoli at 245 Rutgers Place, Nutley, New Jersey 07110

5.	Edward Suozzo at 688 New Dorp Lane, Staten Island, New York 10306-4933

WHEREAS, Debtor owes each of the respective Lenders the following monies (“Indebtedness”) in connection with Loans and Unpaid Compensation as set forth in Schedule A hereto that is convertible into common stock of Debtor at $.00005 per share;

WHEREAS, Lenders desire to convert all or a portion of the Indebtedness set forth in Schedule B into common stock of the Company at $.00005 per share;

NOW, THEREFORE, in consideration of the mutual premises set forth herein, the parties hereto agree as follows:

1.	Lenders each agree to convert their portion of the Indebtedness into common stock of the Company at a price of $.00005 per share.

2.	Debtor agrees to accept such conversion and issue shares of common stock to each Lender to satisfy such Indebtedness.

3.	This Agreement can be executed in counter-part signature pages.

4.	This Agreement shall be governed by the laws of the State of New Jersey and may only be modified by a written agreement signed by each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

s/s Ronald Durando
mPhase Technologies, Inc.
Ronald A. Durando
President and CEO

s/s Martin Smiley
Martin Smiley

s/s Ronald Durando
Ronald Durando (individual capacity)

s/s Gustatve Dotoli
Gustave Dotoli

s/s Abraham Biderman
Abraham Biderman

s/s Edward Suozzo
Edward Suozzo

Schedule A

	Amount	Amount @75%	Shares of Common
Name	Owed	Converted	Stock

Eagle Strategic Advisers LLC	$5,825	$4,369	87,375,000
Ronald Durando	$117,538	$88,153	1,763,063,000
Gustave Dotoli	$16,695	$12,521	250,425,000
Martin Smiley	$37,289	$27,967	559,337,000
Sub-total Officers’ & Director	$	$133,010	2,660,200,000

Edward Suozzo	$20,400	$15,300	306,000,000